UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2014
Fauquier Bankshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	000-25805	54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		540.347.2700
Not Applicable
______________________________________________
 Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to Vote of Security Holders
Fauquier Bankshares, Inc. (the "Company") held its Annual Meeting of Shareholders on May 20, 2014 (the "Annual Meeting").  At the Annual Meeting, 3,069,550 shares of common stock, or 82.3%, of the 3,730,084 shares of common stock outstanding and entitled to vote were present in person or by proxy; therefore, a quorum was present.
At the Annual Meeting, the shareholders elected Class III directors to hold office for a three-year term expiring at the 2017 annual meeting, as reflected below.  In addition, shareholders approved, on an advisory basis, the compensation of the Company's named executives as disclosed in the Company's 2014 proxy statement; and ratified the selection of Smith Elliott Kearns & Company LLC as independent auditors of the Company for the year ending December 31, 2014.
The final voting results for each item presented at the meeting are set forth below:
Proposal 1
 Election of Directors
Name of Director	Votes For	Votes Against	Broker Non-Votes
Eric P. Graap	2,353,682	85,104	630,764
	96.5%*	3.5%*

Randolph T. Minter	2,405,279	33,507	630,764
	98.6%*	1.4%*

Proposal 2
 Advisory (non-binding) vote on executive compensation
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,961,637	369,383	107,766	630,764
84.2%*	15.8%

Proposal 3
 The ratification of the selection of Smith Elliott Kearns & Company, LLC, as independent public accountants for the Company for 2014:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,907,881	73,931	87,738	-
97.5%*	2.5%*

*Represents the percentage of total votes cast for and votes cast against the matter. Abstentions and broker non-votes were not counted as votes with respect to any of the items voted on at the annual meeting.

Item 8.01 Other Events
On May 20, 2014, The Board of Directors of Fauquier Bankshares, Inc. announced a quarterly dividend of $0.12 per share of its common stock outstanding.  The dividend is payable on July 1, 2014 to shareholders of record on June 13, 2014. The $0.12 per share dividend represents a $0.48 dividend on an annualized basis.
During the course of the Annual Meeting, management of the Company presented financial and other information to those present. The presentation is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description
99.1 Annual Meeting Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

May 21, 2014	By:	/s/ Eric P. Graap

Name: Eric P. Graap
Title: Executive Vice President and Chief Financial Officer